Exhibit 10.1
OMNIBUS AMENDMENT AND CONSENT AGREEMENT
          This OMNIBUS AMENDMENT AND CONSENT AGREEMENT (the “Amendment and Consent”) dated as of December 29, 2006 is by and among Option One Owner Trust 2001-1A (the “Issuer”), Option One Mortgage Corporation (“OOMC”), in its capacity as loan originator (in such capacity, the “Loan Originator”) and as servicer (in such capacity, the “Servicer”), Option One Mortgage Capital Corporation (“Capital”), Option One Loan Warehouse Corporation (the “Depositor”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and Greenwich Capital Financial Products, Inc. (the “Purchaser”). Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement (as defined below) or Indenture (as defined below).
PRELIMINARY STATEMENTS:
          A. The Issuer, OOMC, as servicer and as the loan originator, the Depositor and the Indenture Trustee are parties to that certain Second Amended and Restated Sale and Servicing Agreement dated as of April 29, 2005 (as amended, the “Sale and Servicing Agreement”).
          B. The Issuer and the Indenture Trustee are parties to that certain Amended and Restated Indenture dated as of November 25, 2003 (as amended, the “Indenture”).
          C. The Purchaser, the Issuer, OOMC, as servicer and the Indenture Trustee, as both indenture trustee and custodian, are parties to that certain Custodial Agreement dated as of April 1, 2001 (as amended, the “Custodial Agreement”).
          D. OOMC intends to transfer and assign to its wholly-owned subsidiary, Capital, and Capital intends to accept and assume from OOMC, a portion of OOMC’s business.
          E. OOMC has requested that the Depositor, the Purchaser, the Issuer and the Indenture Trustee consent to certain amendments to the Sale and Servicing Agreement, the Indenture and the Custodial Agreement, upon the terms and subject to the conditions set forth herein.
          F. OOMC, Capital and Depositor have requested that the Purchaser, the Issuer and the Indenture Trustee (a) consent to, promptly after the date hereof, the conversion of the Depositor from a Delaware corporation to a Delaware limited liability company (the “Depositor Conversion”) and (b) agree to promptly enter into after the date hereof a Fifth Amended and Restated Loan Purchase and Contribution Agreement, dated as of December 29, 2006 (the “Proposed Fifth Amended and Restated LPA”), between Capital, as seller, and Depositor, as purchaser (to reflect the terms of this Amendment and Consent).
          G. OOMC has requested that all references to “Loan Originator” in any of the Basic Documents be defined to mean both OOMC and Capital, jointly and severally, unless otherwise specifically set forth therein. OOMC has further requested that the definition of “Loan Purchase and Contribution Agreement” in any of the Basic Documents be defined to mean each of: (i) the Loan Purchase Agreement between OOMC, as seller, and Capital, as purchaser, dated as of December 29, 2006 and all supplements and amendments thereto and (ii) the Proposed Fifth Amended and Restated LPA, and all supplements and amendments thereto.
          H. In consideration of the consent of the Depositor, the Purchaser, the Issuer and the Indenture Trustee, OOMC has agreed to be held jointly and severally liable for the Transfer Obligation on the terms set forth herein.
          NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Amendments to the Sale and Servicing Agreement. Effective as of December 29, 2006 or such later date as OOMC shall designate (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the Sale and Servicing Agreement is hereby amended as follows:
          (a) The definition of “Loan Originator” set forth in Section 1.01 of the Sale and Servicing Agreement is hereby amended to provide as follows:
     “Loan Originator: Each of Option One and Option One Capital, and their respective successors and assigns, jointly and severally.”
          (b) The definition of “Loan Purchase and Contribution Agreement” set forth in Section 1.01 of the Sale and Servicing Agreement is hereby amended to provide as follows:
     “Loan Purchase and Contribution Agreement: Each of: (i) the Loan Purchase Agreement between Option One, as loan originator, and Option One Capital, as transferee, dated as of December 29, 2006 and all supplements and amendments thereto and (ii) the Fifth Amended and Restated Loan Purchase and Contribution Agreement, between Option One Capital, as loan originator, and Depositor, as depositor, dated as of December 29, 2006, and all supplements and amendments thereto.”
          (c) The following definition of “Option One Capital” is hereby added to Section 1.01 of the Sale and Servicing Agreement:
     “Option One Capital: Option One Mortgage Capital Corporation, a Delaware corporation.”
          (d) The definition of “Revolving Period” in Section 1.01 of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:
     “Revolving Period: With respect to the Notes, the period commencing on April 28, 2006 and ending on the earlier of (i) 364 days after such date and (ii) the date on which the Revolving Period is terminated pursuant to Section 2.07.”
          (e) Section 2.03(d) of the Sale and Servicing Agreement is hereby amended by substituting the following language:

     “(d) The Depositor at its expense shall take such actions as may be necessary or reasonably requested by the Issuer to ensure the perfection, and priority to all other security interests, of the security interest described in the preceding paragraph including without limitation the execution and delivery of such financing statements and amendments thereto, continuation statements and other documents as the Issuer may reasonably request.”
          (f) Section 2.07(iv) of the Sale and Servicing Agreement is hereby amended by substituting the following language:
     “(iv) Option One, Option One Capital or any of their Affiliates default under, or fail to perform as requested under, or shall otherwise materially breach the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement entered into by Option One, Option One Capital or any of their Affiliates, including without limitation, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-1 A, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-2, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of July 2, 2002, among the Option One Owner Trust 2002-3, the Depositor, Option One and the Facility Administrator, the Sale and Servicing Agreement, dated as of August 8, 2003, among the Option One Owner Trust 2003-4, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of June 1, 2005, among Option One Owner Trust 2005-6, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of September 1, 2005, among the Option One Owner Trust 2005-7, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of October 1, 2005 among Option One Owner Trust 2005-8, the Depositor, Option One and the Indenture Trustee and the Sale and Servicing Agreement, dated as of December 30, 2005 among Option One Owner Trust 2005-9, the Depositor, Option One and the Indenture Trustee and such default, failure or breach shall entitle any counterparty to declare the Indebtedness thereunder to be due and payable prior to the maturity thereof. The Initial Noteholder may, in any such case, in its sole discretion, terminate the Revolving Period.”
          (g) Subsection (e) of Section 3.02 of the Sale and Servicing Agreement is hereby amended by deleting the words “whether Loan Seller satisfies the Financial Covenants” and in their place inserting the words “whether, in the case of Option One only, Option One satisfies the Financial Covenants.”
          (h) Subsection (m) of Section 3.02 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
          “(m) Option One is in compliance with the Financial Covenants; and”
          (i) Subsection (k) of Section 3.02 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

     “(k) Option One has received fair consideration and reasonably equivalent value in exchange for the Loans sold by it to Option One Capital and Option One Capital has received fair consideration and reasonably equivalent value in exchange for the Loans sold by it on such Transfer Date to the Depositor;
          (j) Section 5.06 of the Sale and Servicing Agreement is hereby amended by adding the following subsection:
     “(c) With respect to the obligations of the Loan Originator pursuant to this Section 5.06, Option One shall be obligated to make payments hereunder only if Option One Capital does not make such payments prior to the time any such payment is required to be made. If Option One Capital does not make any such payment prior to the time such payment is required to be made, Option One shall be required to make such payment not later than the time such payment is required to be made.”
          (k) Section 7.02 of the Sale and Servicing Agreement is hereby amended by substituting “Option One” for “the Loan Originator.”
          (l) Subsection (a)(8) of Section 9.01 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
          “(8) Option One fails to comply with any of the Financial Covenants; or”
          (m) Section 11.06 of the Sale and Servicing Agreement is hereby amended by deleting clause (3) thereof and replacing such clause with the following:
     “(3) in the case of the Loan Originator, (A) if to Option One, to Option One Mortgage Corporation, 3 Ada, Irvine, California 92618, Attention: William O’Neill, telecopy number: (949) 790-7540, telephone number: (949) 790-7504 or (B) if to Option One Capital, to Option One Mortgage Capital Corporation, 3 Ada Road, Irvine, California 92618, Attention: Chief Financial Officer, telecopy number: (949) 790-7514, telephone number: (949) 790-3600 ext 35524 or, in either case, to such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by Option One or Option One Capital;
     SECTION 2. Amendments to the Indenture. Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the Indenture is hereby amended as follows:
          The definition of “Loan Originator” set forth in Section 1.01 (a) of the Indenture is hereby amended to provide as follows:
     “Loan Originator: has the meaning given to such term in the Sale and Servicing Agreement.”
          The definition of “Sale and Servicing Agreement” set forth in Section 1.01 (a) of the Indenture is hereby amended to provide as follows:

     “Sale and Servicing Agreement: means the Second Amended and Restated Sale and Servicing Agreement dated as of April 29, 2005, among the Issuer, Depositor, Loan Originator and Servicer, and Indenture Trustee.”
     SECTION 3. Amendments to the Custodial Agreement. Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the Custodial Agreement is hereby amended as follows:
          (a) The second recital of the Custodial Agreement is hereby amended to provide as follows:
     “WHEREAS, the Servicer is to service such Loans pursuant to the terms and conditions of a Sale and Servicing Agreement, dated the date hereof (the “Sale and Servicing Agreement”), among the Company, the Depositor, the Servicer and Loan Originator, and the Indenture Trustee, on behalf of the Company and the Noteholders; and”
     (b) The definition of “Loan Originator” set forth in Section 1 of the Custodial Agreement is hereby amended to provide as follows:
     “Loan Originator: As defined in the Sale and Servicing Agreement.”
     (c) The definition of “Loan Purchase and Contribution Agreement” set forth in Section 1 of the Custodial Agreement is hereby amended to provide as follows:
     “Loan Purchase and Contribution Agreement: As defined in the Sale and Servicing Agreement.”
     SECTION 4. Consent to the Depositor Conversion and Proposed Fifth Amended and Restated LPA. Each of the parties hereto consents to (a) the Depositor Conversion and (b) the Proposed Fifth Amended and Restated LPA to amend and restate that certain Fourth Amended and Restated Loan Purchase and Contribution Agreement, dated as of September 1, 2005, between OOMC, as seller, and the Depositor, as purchaser (to reflect the terms of this Amendment and Consent, including the substitution of Capital for OOMC as the Loan Originator).
     SECTION 5. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment and Consent, and the Sale and Servicing Agreement, Indenture and Custodial Agreement, each as amended by this Amendment and Consent, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. Each of OOMC, Capital and the Depositor represent to the Purchaser that as of the date hereof, after giving effect to this Amendment and Consent, (a) all of their respective representations and warranties in the Basic Documents are true and correct, and (b) such party is in full compliance with all of the terms and conditions of the Basic Documents.

     SECTION 6. Reference to and the Effect on the Sale and Servicing Agreement, the Indenture and the Custodial Agreement.
          (a) On and after the Effective Date, each reference in the Sale and Servicing Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Sale and Servicing Agreement and each reference to the Sale and Servicing Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended hereby.
          (b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Sale and Servicing Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
          (c) On and after the Effective Date, each reference in the Indenture to “this Indenture”, “hereunder”, “hereof”, “herein” or words of like import referring to the Indenture and each reference to the Indenture in any certificate delivered in connection therewith, shall mean and be a reference to the Indenture as amended hereby.
          (d) Each of the parties hereto hereby agrees that, except as specifically amended above, the Indenture is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
          (e) On and after the Effective Date, each reference in the Custodial Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Custodial Agreement and each reference to the Custodial Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Custodial Agreement as amended hereby.
          (f) Each of the parties hereto hereby agrees that, except as specifically amended above, the Custodial Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
     SECTION 7. Execution in Counterparts. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     SECTION 8. Governing Law. This Amendment and Consent shall be construed in accordance with, and governed by the laws of the State of New York, without giving effect to its conflicts of law provisions.

     SECTION 9. Conditions of Effectiveness. This Amendment and Consent shall become effective as of the date hereof upon the receipt by the Purchaser of this Amendment and Consent duly executed by all of the parties hereto.

          IN WITNESS WHEREOF, the parties have executed this Amendment and Consent as of the day and year first above written.

OPTION ONE OWNER TRUST 2001-1 A, as Issuer

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By: Name:	/s/ Mary Kay Pupillo Mary Kay Pupillo
Title:	Assistant Vice President

OPTION ONE LOAN WAREHOUSE
CORPORATION, as Depositor

By: Name:	/s/ Philip Laren Philip Laren
Title:	Vice President

OPTION ONE MORTGAGE
CORPORATION, as Loan Originator and as Servicer

By: Name:	/s/ Philip Laren Philip Laren
Title:	Senior Vice President

OPTION ONE MORTGAGE CAPITAL CORPORATION

By: Name:	/s/ Philip Laren Philip Laren
Title:	Vice President
Signature Page to Omnibus Amendment

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Indenture Trustee

By: Name:	/s/ Darron C. Woodus Darron C. Woodus
Title:	Assistant Vice President
Signature Page to Omnibus Amendment

GREENWICH CAPITAL FINANCIAL PRODUCTIONS, INC., as Purchaser
By:	/s/ Anthony Palmisano
Name:	Anthony Palmisano
Title:	Managing Director

Signature Page to Omnibus Amendment